CHOICE HOTELS INTERNATIONAL

CAMBRIA SUITES BY CHOICE HOTELS
COMFORT SUITES
Comfort INN
SLEEP INN
Clarion
Ascend COLLECTION

QUALITY
MainStay Suites
Suburban
EconoLodge
RODEWAY INN

SLEEP

QUALITY
INN

EconoLodge

Deutsche Bank 2012 Leveraged Finance Conference Exhibit 99.1

Disclaimer
Investor Presentation
Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the federal securities laws. Generally, our use of words such as “expect,” “estimate,” “believe,” “anticipate,” “will,”
“forecast,” “plan,” “project,” “assume” or similar words of futurity identify statements that are forward-looking and that we intend to be included within the Safe Harbor protections provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to, among other things, market trends, the Company’s financial position, business strategy, projected plans and objectives of management for future operations. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.
Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; risks associated with acquisitions and development of new brands; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees;
deterioration in the financial condition of franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; decrease in brand loyalty due to increasing use of internet reservation channels; fluctuations in the supply and demand for hotel rooms; and our ability to effectively manage our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form
10-K for the year ended December 31, 2011, filed with the Securities and Exchange Commission on February 29,
2012.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

3 Investor Presentation Company overview

Investor Presentation
Choice Hotels overview
Growing US hotel market share*
– 9.6% share of branded US hotels (+60 basis points over
trailing 5 years)*
– 2 largest U.S. hotelier
Well-known, diversified brands
Global pipeline of 453 hotels
Stable, profitable, long-term growth throughout economic cycles
Cumulative free cash flows of ~$1.4 billion since 1997
– 100% returned to shareholders through share repurchases and dividends
Capital “light” model generates strong after-tax returns on invested capital
Strong, growing, global hotel franchising
business
Highly attractive business model with strong
financial returns
Chain scale mix by rooms (Domestic Q2 2012)
Geographic property distribution by rooms (Q2 2012)
Source: Choice Internal Data as of June 30, 2012
* Based on number of hotels as June 30, 2012 (Smith Travel Research)
Upper
midscale
43%
Midscale
29%
Economy
24%
Extended Upscale
Stay
2%
2%
United States
& Caribbean
79.0%
Europe
8.8%
Canada
5.1%
Asia Pacific
4.8%
South
America
1.5%
Mexico
0.5%
Central
America
0.3%
nd

Investor Presentation
Diversified global footprint*
Source: Choice internal data
*As of June 30, 2012. The Company includes its Caribbean properties within domestic operating statistics.
Canada
Hotels open 308
Hotels under development 37
Rooms open & under dev. 28,407
United States & Caribbean
Hotels open
Hotels under development
Rooms open & under dev.
Mexico
Hotels open
Hotels under development
Rooms open & under dev.
Central America
Hotels open
Hotels under development
Rooms open & under dev.
Middle East
Hotels open
Hotels under development
Rooms open & under dev.
South America
Hotels open
Hotels under development
Rooms open & under dev.
Europe
Hotels open
Hotels under development
Rooms open & under dev.
Asia Pacific
Hotels open
Hotels under development
Rooms open & under dev.
5,024
378
423,968
22
2
2,522
15
5
1,945
1
0
70
59
3
7,917
416
15
45,374
354
13
25,014

Ascend Collection Cambria Suites
	Comfort Inn Comfort Suites Clarion
	Sleep Inn Quality
	MainStay Suites Suburban
	Econo Lodge Rodeway Inn

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Brand Number of properties Number of rooms Occupancy (%)
Average daily room
rate (ADR) RevPAR
Upscale
52 4,652 61.5% $113.84 $70.03
19 2,221 NA NA NA
Upper
Midscale
1,379 107,895 58.7% 80.36 47.20
608 46,903 60.6% 84.30 51.08
189 27,534 48.1% 74.30 35.71
Midscale
391 28,327 55.3% 70.89 39.17
1,082 93,655 51.0% 68.47 34.89
Extended Stay
40 3,083 70.4% 67.47 47.50
62 7,260 68.5% 40.58 27.80
Economy
801 49,114 48.2% 55.03 26.52
401 22,671 50.1% 52.38 26.22
Total / Average 5,024 393,315 54.8% $72.58 $39.73
International 1,175 104,522
Total 6,199 497,837
Portfolio overview
Note: Number of properties and rooms as of June 30, 2012, all other statistics are LTM as of 6/30/2012
Source: Company’s public filings, management data

Investor Presentation Investor Presentation
Franchise portfolio growth
Worldwide hotels* Domestic pipeline*
Worldwide unit growth has increased at a CAGR of
1% since Q2 2010
Executed a total of 170 new domestic hotel
franchise contracts in Q1 & Q2 2012
Current domestic pipeline consists of 378 hotels
representing 30,653 rooms
235 hotels under construction or awaiting
development
143 hotels awaiting conversion
* As of June 30, 2012
Source: Company’s public filings
6,074
6,091
6,142
6,128
6,117
6,138
6,178
6,174
6,199
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
26
13
84
65
41
42
15
23
16
21
32
New Construction Conversion
Midscale Extended Stay Economy Upscale

Investor Presentation

Investor Presentation
Strategy for Choice’s brands, growth and shareholders
Improve and Grow Brands
– Increase portfolio profitability of the Comfort brand family
– Refresh Sleep Inn to improve long-term brand growth potential
–
Capture Greater Share of Reservations Via Central Channels
–
– Continue to enhance ChoiceHotels.com to increase traffic and conversion
– Continue balanced debt and shareholder capital allocation policies
– Leverage financial capacity/strength to support expansion of emerging brands
– Evaluate opportunities to enter new segments
– Invest in IT infrastructure to shore up value proposition for international properties
Invest in and expand emerging brands/segments – Cambria, Ascend, International
Grow Choice Privileges loyalty program – target 2.0 million new members in 2012
Allocate Free Cash Flows To “Best And Highest” Use

9 Investor Presentation Investment highlights

CHOICE HOTELS
INTERNATIONAL

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Investment highlights
Asset light franchising
model with strong
returns on investment
Strong and growing
brand awareness
Established hotel
franchising platform
with global scale
Resilient fee-for service
business model with
stable cash flows
Strong, growing loyalty
program
Effective central
reservation system
Strong pipeline
expected to continue to
grow as global
economy improves

# of hotels

# of rooms

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Established hotel franchising platform with global
scale
One of the largest hoteliers…
… with a significant number of rooms in the portfolio
7,170
6,199
4,542
4,426
3,800
3,748
1,319
1,112
492
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
WYN CHH IHG ACC Hilton MAR Carlson HOT H
666,873
646,110
630,000
608,300
531,714
497,837
327,813
208,500
135,327
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
IHG MAR Hilton WYN ACC CHH HOT Carlson H
Source: Various public companies’ filings as of June 30, 2012, except for  ACC and Carlson, which are as of December 31, 2011

Investor Presentation
Resilient fee-for-service business model with stable
cash flows
($ in millions)
Source: Smith Travel Research, Management data, December 2011
$0
$50
$100
$150
$200
$250
$300
$350
(20.0%)
(15.0%)
(10.0%)
(5.0%)
0.0%
5.0%
10.0%
15.0%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
CHH RevPAR STR Chain Scale (Supply Weighted) Industry RevPAR CHH Franchising Revenue

(members in millions)

CHOICE HOTELS INTERNATIONAL

Investor Presentation
Strong, growing loyalty program
Choice Privileges revenue as percent
of domestic gross room revenues*
Source: Management Data, December 31, 2011, Company’s public filings * 2001-2008 Data Excludes Econo Lodge and Rodeway Inn brands
Comprehensive loyalty rewards program
14 million members worldwide –
contribute over ¼ of domestic
gross room revenues
2.1 million new members added in 2011
Delivers incremental business to all Choice
brand hotels
Important selling point for franchise sales
Loyalty program
68
38
28
15
14
12
8
IHG MAR WYN HOT CHH H ACC
8.3%
10.0%
12.2%
15.3%
16.2%
17.9%
20.3%
22.0%
25.6%
28.7%
27.1%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Investor Presentation Investor Presentation
Effective marketing and central reservation system
Consists of the telephone reservation system,
proprietary internet site, mobile phone applications,
global distribution systems and other internet
reservation sites
Central Reservation System (“CRS”) provides a data
link to the Company’s franchised properties and to
airline reservation systems
Offers rooms for sale on the Company’s own internet
site, as well as other travel companies
Expertise and innovation in on-line, targeted interactive
marketing to influence guest hotel stay decisions
Powerful advertising campaigns
Focus on driving guests to Choice central channels
Facilitate “one-stop” shopping
Reservation agents can match each caller with a
Choice-branded hotel
$300-plus million in annual marketing and reservation
spending
Description Size, scale and distribution
Domestic franchise system
gross room revenue source
Domestic Choice CRS
net room revenue
Source: Company’s public filings as of December 31, 2011, Management data
Travel agent
(GDS)
4%
Voice (call
centers)
7%
Internet
22%
Direct
Reservation
67%
$1,161
$1,342
$1,596
$1,638
$1,410
$1,501
$1,660
2005 2006 2007 2008 2009 2010 2011

Investor Presentation Investor Presentation
Strong pipeline expected to continue to grow as the
global economy improves
Historical international pipeline
Source: Company’s public filings, Management data
Historical domestic pipeline
0
100
200
300
400
500
600
700
800
Conv. New
Const.
Conv. New
Const.
Conv. New
Const.
Conv. New
Const.
Conv. New
Const.
Conv. New
Const.
Conv. New
Const.
2005 2006 2007 2008 2009 2010 2011
Comfort Inn Comfort Suites Sleep Quality Clarion Econo Lodge
Rodeway MainStay Suburban Ascend Collection Cambria Suites
190
413
258
602
276
264
194 136
728
723
533
380
131
277
0
10
20
30
40
50
60
70
80
Conv. New
Const.
Conv. New
Const.
Conv. New
Const.
Conv. New
Const.
Conv. New
Const.
Conv. New
Const.
Conv. New
Const.
2005 2006 2007 2008 2009 2010 2011
Comfort Inn Comfort Suites Sleep Quality Clarion Econo Lodge
Rodeway MainStay Suburban Ascend Collection Cambria Suites
36
48
31
39
33
47
58
54
56
74
58
51
42
40

(% of total properties)

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Asset light franchising model with strong returns on
investment
Capital light model generates strong after-tax returns on invested capital
Virtually 100% of the properties are franchised*
* The Company owns three MainStay Suites hotels that it holds for strategic purposes. Source: Company’s public filings, Management data
0%
20%
40%
60%
80%
100%
100%
94%
86%
67%
46%
25%
38%
6%
14%
31%
48%
56%
15%
1%
5%
19%
47%
CHH WYN IHG MAR HOT H ACC
Franchised
Managed
Owned / Leased
15.2%
16.1%
14.7%
19.5%
27.6%
36.7%
49.7%
62.9%
78.5%
68.8%
59.5%
48.1% 48.0%
47.2%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Comfort INN
Comfort Suites
Sleep Inn
Quality
Clarion
EconoLodge
Rodeway Inn
MainStay Suites
Suburban
Cambria Suites
Choice Hotels International

CHOICE HOTELS INTERNATIONAL

Investor Presentation
Strong and growing brand awareness
Source: Percentage of survey respondents. Millward Brown, December 2011.
* Econo Lodge, Rodeway Inn and Suburban Extended Stay measured among economy hotel users.
98%
77%
43%
87%
72%
NA NA
14%
NA NA
22%
98%
89%
53%
87%
81%
93%
56%
24%
14%
18%
50%
2001
2011

18 Investor Presentation Financial overview

Quarterly CAGR: 1.9%

Quarterly CAGR: 2.3%

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Choice’s franchise business model provides stable, growing cash flows, driven primarily through unit expansion and RevPAR growth
Recent performance
LTM Revenue LTM Adjusted EBITDA
Choice has experienced consistent revenue growth
over the past eight quarters
Revenues have increased by 17.2% since Q2 2010
EBITDA margins have increased by 156 bps since
Q2 2010
Domestic and international unit growth and
improvement in operating performance continues
to drive profitability
($ in millions)
Source: Company’s public filings
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
$563.9
$581.8
$596.1
$603.9
$619.4
$627.9
$638.8
$652.7
$661.0
$163.5
$169.1
$170.9
$172.3
$173.9
$181.5
$184.3
$189.6
$195.9

RevPAR
Occupany %

Total rooms

CHOICE HOTELS INTERNATIONAL

Investor Presentation Investor Presentation
Historical operating metrics
RevPAR & occupancy Total worldwide rooms
Source: Company’s public filings
$41.75
$40.98
$35.18
$36.18
$38.44
$39.73
57.9%
55.3%
49.4%
51.3%
53.5%
54.8%
44.0%
46.0%
48.0%
50.0%
52.0%
54.0%
56.0%
58.0%
60.0%
$-
$10
$20
$30
$40
$50
$60
2007 2008 2009 2010 2011 LTM Q2
2012
RevPAR (domestic) Occupancy (domestic)
452,027
472,526
487,410
495,145
497,205 497,837
420,000
440,000
460,000
480,000
500,000
2007 2008 2009 2010 2011 LTM Q2
2012

Investor Presentation Investor Presentation
Historical financial overview
Revenue* Adjusted EBITDA
*Excludes marketing and reservation revenues
($ in millions)
$299
$305
$259
$267
$290
$300
$220
$240
$260
$280
$300
$320
2007 2008 2009 2010 2011 LTM Q2
2012
$198
$200
$164
$171
$184
$196
$100
$125
$150
$175
$200
$225
2007 2008 2009 2010 2011 LTM Q2
2012
Source: Company’s public filings

Investor Presentation Investor Presentation
Historical capital expenditure overview
($ in millions)
$12
$13
$11
$24
$11
$12
$0
$5
$10
$15
$20
$25
$30
2007 2008 2009 2010* 2011 LTM Q2 2012
*The spike in 2010 was due to the Company leasing extra space for a new technology center in Phoenix, AZ.
Source: Company’s public filings

Investor Presentation

Investor Presentation
Pro forma capitalization – $600 million Special Cash Dividend
($ in millions)
Pro forma capitalization
As of Mult LTM Pro forma Mult LTM
6/30/2012 Adjusted EBITDA Adjustments 6/30/2012 Adjusted EBITDA
Total cash and equivalents $485.4 ($396.1) $89.3
New revolver -- 0.0x $53.9 $53.9 0.3x
Term Loan A -- 0.0x 150.0 150.0 0.8x
Total secured debt -- 0.0x $200.0 1.1x
Existing revolver $  -- $  --
Existing senior notes 250.0 1.3x 250.0 1.3x
New senior unsecured notes 400.0 2.0x 400.0 2.0x
Other debt 2.4 0.0x 2.6 0.0x
Total debt $652.4 3.3x $852.6 4.4x
LTM Adjusted EBITDA $195.9 -- $195.9
Interest expense 13.1 $32.5 45.6
Capital expenditures 12.1 -- 12.1
Credit metrics
Total debt / Adjusted EBITDA 3.3x 4.4x
Net debt / Adjusted EBITDA 0.9x 3.9x
Adjusted EBITDA / int. exp. 15.0x 4.3x
(Adjusted EBITDA - capex) / int. exp 14.0x 4.0x

24 Investor Presentation Questions and answers

Investor Presentation
DISCLAIMER
Adjusted earnings before interest, taxes depreciation and amortization (EBITDA), return on average invested capital (ROIC) and free cash flows are non-GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities.  The calculation of these non-GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconcile these measures to the comparable GAAP measurement.

Investor Presentation

FRANCHISING REVENUES
Source: Choice Internal Data, December 2011
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2011 2010 2009 2008 2007 2006 2005
Total Revenues 638,793 $      596,076 $      564,178 $     641,680 $     615,494 $     539,903 $     472,098 $
Adjustments:
Marketing and Reservation  (349,036) (329,246) (305,379) (336,477) (316,827) (273,267) (237,822)
Product Sales - - - - - - -
Hotel Operations (4,356) (4,031) (4,140) (4,936) (4,692) (4,505) (4,293)
Franchising Revenues 285,401 $      262,799 $      254,659 $     300,267 $     293,975 $     262,131 $     229,983 $

Investor Presentation
FRANCHISING REVENUES (Continued)
Source: Choice Internal Data, December 2011
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2004 2003 2002 2001 2000 1999 1998
Total Revenues 428,208 $      385,866 $      365,562 $      341,428 $      352,841 $          324,203 $          165,474 $
Adjustments:
     Marketing and Reservation  (220,732)       (195,219)       (190,145)       (168,170)       (185,367)            (162,603)            -
     Product Sales -               -               -               -               -                    (3,871)               (20,748)
     Hotel Operations (3,729)           (3,565)           (3,331)           (3,215)           (1,249)               -                     (1,098)
Franchising Revenues 203,747 $      187,082 $      172,086 $      170,043 $      166,225 $          157,729 $          143,628 $

Investor Presentation
RETURN ON INVESTED CAPITAL
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Source: Choice Internal Data, December 2011
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2011 2010 2009 2008 2007 2006 2005
Operating Income (a) $171.9 $160.8 $148.1 $174.6 $185.2 $166.6 $143.8
Tax Rate(a) 30.1% 32.1% 34.8% 36.3% 36.0% 27.4% 33.0%
After-Tax Operating Income 120.2 109.2 96.6 111.2 118.5 121.0 96.3
+ Depreciation & Amortization 8.0 8.3 8.3 8.2 8.6 9.7 9.1
- Maintenance CAPEX 8.0 8.3 8.3 8.2 8.6 9.7 9.1
Net Op. Profit After-tax (NOPAT) $120.2 $109.2 $96.6 $111.2 $118.5 $121.0 $96.3
Total Assets $447.7 $411.7 $340.0 $328.2 $328.4 $303.3 $265.3
- Current Liabilities 184.6 165.3 131.8 135.1 147.5 139.8 120.3
Invested Capital $263.1 $246.4 $208.2 $193.1 $180.9 $163.5 $145.0
Return on Average Invested Capital 47.2% 48.0% 48.1% 59.5% 68.8% 78.5% 62.9%

Investor Presentation
RETURN ON INVESTED CAPITAL (Continued)
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Source: Choice Internal Data, December 2011
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2004 2003 2002 2001 2000 1999 1998
Operating Income (a) $125.0 $113.9 $104.7 $96.3 $92.4 $94.2 $85.2
Tax Rate(a) 35.1% 36.1% 36.5% 35.0% 39.0% 39.5% 41.7%
After-Tax Operating Income 81.1 72.8 66.5 62.6 56.4 57.0 49.7
+ Depreciation & Amortization 9.9 11.2 11.3 12.5 11.6 7.7 6.7
- Maintenance CAPEX 9.9 11.2 11.3 12.5 11.6 7.7 6.7
Net Op. Profit After-tax (NOPAT) $81.1 $72.8 $66.5 $62.6 $56.4 $57.0 $49.7
Total Assets $263.4 $267.3 $316.8 $321.2 $484.1 $464.7 $398.2
- Current Liabilities 102.1 102.2 84.3 71.2 93.8 88.7 64.7
Invested Capital $161.3 $165.1 $232.5 $250.0 $390.3 $375.9 $333.6
Return on Average Invested Capital 49.7% 36.7% 27.6% 19.5% 14.7% 16.1% 15.2%

Investor Presentation
FREE CASH FLOWS
Source: Choice Internal Data, June 2012
YTD Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
June 30, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2012 2011 2010 2009 2008 2007 2006 2005
Net Cash Provided by Operating Activities 37,802 $          134,844 $        144,935 $        112,216 $        104,399 $        145,666 $        153,680 $        133,588 $
Net Cash Provided (Used) by Investing Activities (10,387)           (23,804)           (32,155)           (3,349)             (20,265)           (21,284)           (17,244)           (24,531)
Free Cash Flows 27,415 $          111,040 $        112,780 $        108,867 $        84,134 $          124,382 $        136,436 $        109,057 $

Investor Presentation
FREE CASH FLOWS (Continued)
Source: Choice Internal Data, June 2012
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2004 2003 2002 2001 2000 1999 1998
Net Cash Provided by Operating Activities 108,908 $        115,304 $        99,018 $          101,712 $        53,879 $          65,040 $          38,952 $
Net Cash Provided (Used) by Investing Activities (14,544)           27,784            (14,683)           87,738            (16,617)           (36,031)           (9,056)
Free Cash Flows 94,364 $          143,088 $        84,335 $          189,450 $        37,262 $          29,009 $          29,896 $

Investor Presentation
Source: Choice Internal Data, June 2012
ADJUSTED EBITDA
LTM Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands) June 30, December 31, December 31, December 31, December 31, December 31,
2012 2011 2010 2009 2008 2007
Operating Income 183,717 $         171,863 $         160,762 $         148,073 $         174,596 $         185,199 $
Adjustments
Acceleration of Management Succession Plan -                     -                     -                     -                     6,605                -
Loss on Sublease of Office Space -                     -                     -                     1,503                -                     -
Executive Termination Benefits 4,027                4,444                1,730                4,604                3,537                4,250
Curtailment of SERP -                     -                     -                     1,209                -                     -
Loan Reserves Related to Impaired Notes Receivable -                     -                     -                     -                     7,555                -
Product Sales -                     -                     -                     -                     -                     -
Impairment of Friendly investment -                     -                     -                     -                     -                     -
Depreciation and Amortization 8,115                8,024                8,342                8,336                8,184                8,637
Adjusted EBITDA 195,859 $         184,331 $         170,834 $         163,725 $         200,477 $         198,086 $